                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   _________________________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)       May 17, 1999
                                                --------------------------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Trust Series 1998-C) and each of the Originators listed on Schedule A attached hereto.

                             The Money Store, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)


New Jersey
----------
                                                       Applied for
                                                       -----------
State or other           (Commission            (IRS Employer
jurisdiction of          File Number)           ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey  07083
----------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                              (908) 686-2000
                                                  --------------

                                      n/a
---------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5    Other Events
          ------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the May 17, 1999 Remittance Date.


Item 7    Financial Statements and Exhibits
          ---------------------------------

      The quarterly financial statement for the period ended September 30, 1997 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE MONEY STORE INC.


                                        By: /s/ Arthur Lyon
                                        -------------------------
                                                 Arthur Lyon
                                              Sr. Vice President


          Dated:   May 28, 1999

                                  Schedule A

                              List of Originators
                              -------------------

                                    1998-C
                                    ------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                           TRUST ADMINISTRATOR'S CERTIFICATE


    IN ACCORDANCE WITH SECTION 7.10 OF THE SALE AND SERVICING
    AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC.
    REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-C
    FOR THE MAY 12, 1999 DETERMINATION DATE.

                                                                              POOL I                              POOL II
1.  AGGREGATE AMOUNT RECEIVED                                               $14,394,888.90                      $10,438,685.38
    ADJ: RECALCULATION                                                                0.00                                0.00
                                                                          ----------------                    ----------------

                                                                             14,394,888.90                       10,438,685.38


    LESS: SERVICE FEE                                                           101,363.71                           65,529.68
          CONTINGENCY FEE                                                       101,363.71                           65,529.68
          OTHER SERVICER FEES (Late Charges / Escrow)                           168,046.92                          131,469.04
          UNREIMBURSED MONTHLY ADVANCES                                         160,632.57                           12,244.73
                                                                          ----------------                    ----------------

                                                                                531,406.91                          274,773.13

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
           COMPENSATING INTEREST (6.12)                                               0.00                                0.00

                                                                          ----------------                    ----------------

                                                                                      0.00                                0.00


    LESS: EXCESS SPREAD (I-19)                                                1,813,452.80                        1,076,198.27



                                                                          ----------------                    ----------------
    AVAILABLE REMITTANCE AMOUNT                                              12,050,029.19                        9,087,713.98
                                                                          ================                    ================


2.  (A) CLASS AF-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                         368,350,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                         122,781,000.00

    (C) CLASS AV PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                                                         328,332,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS AF-1                                                                                     7,505,000.00
    CLASS AF-2                                                                                     2,502,000.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT:                                                     10,007,000.00

    CLASS AV (POOL II) PRINCIPAL DISTRIBUTION                                                      7,757,000.00

4.  TOTAL AMOUNT OF POOL I AND II INSURED PAYMENTS
    POOL I INSURED PAYMENT                                                                                 0.00
    POOL II INSURED PAYMENT                                                                                0.00

5. CURRENT INTEREST REQUIREMENTS
    CLASS AF-1                                                                                     1,701,367.72
    CLASS AF-2                                                                                       540,236.40
    CLASS AV                                                                                       1,513,610.52

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                      # ACCOUNTS                                                DOLLARS
          POOL I                            188                                                    8,221,387.11
          POOL II                            73                                                    6,582,804.81

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
          POOL I                                                                                     927,236.01
          POOL II                                                                                    925,264.07

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
          POOL I                                                                                     711,946.49
          POOL II                                                                                    162,960.10

9.  AMOUNT OF INTEREST RECEIVED
          POOL I                                                                                   4,291,354.07
          POOL II                                                                                  2,636,187.36

10. (A) AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
        INTEREST TO BE MADE ON THE DETERMINATION DATE
        TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
          POOL I                                                                                           0.00
          POOL II                                                                                          0.00

    (B) AMOUNT OF COMPENSATING INTEREST
          POOL I                                                                                       2,303.12
          POOL II                                                                                        210.41

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     DUE PERIOD
          POOL I                                                                                       69,836.71
          POOL II                                                                                      85,394.36

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                         1,701,367.72
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                        7,505,000.00
     (C) CARRY FORWARD AMOUNT                                                         0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                                               0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                                              9,206,367.72

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                           540,236.40
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                        2,502,000.00
     (C) CARRY FORWARD AMOUNT                                                         0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                                               0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                                              3,042,236.40

    POOL I REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                         2,241,604.12
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                       10,007,000.00
     (C) CARRY FORWARD AMOUNT                                                         0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                                               0.00

     TOTAL POOL I REMITTANCE AMOUNT                                                                12,248,604.12

    CLASS AV REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                         1,513,610.52
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                        7,757,000.00
     (C) CARRY FORWARD AMOUNT                                                         0.00
     (D) MONTHLY ADVANCE FOR BANKRUPTCY                                               0.00

     TOTAL CLASS AV REMITTANCE AMOUNT                                                               9,270,610.52

14.  (A) REIMBURSABLE AMOUNTS
     (B) CERTIFICATE REMITTANCE AMOUNT

           POOL I                                                                                           0.00
           POOL II                                                                                          0.00

15.  (A) CLASS AF-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                                         360,845,000.00

     (B) CLASS AF-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                   120,279,000.00

     (J) CLASS AV PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                   320,575,000.00

     (S) TOTAL POOL I PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                   481,124,000.00

     (T) TOTAL POOL II PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                                   320,575,000.00

16.  (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I AND II)                        100.00%

     (B) EXCESS SPREAD (POOL I)                                                 1,813,452.80
         EXCESS SPREAD (POOL II)                                                1,076,198.27

         TOTAL EXCESS SPREAD (POOL I and II)                                    2,889,651.08

     (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                          0.00
         REMAINDER EXCESS SPREAD AMOUNT POOL II                                         0.00

         TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I and II                             0.00

17.  CUMULATIVE REALIZED LOSSES
           POOL I                                                                 250,962.22
           POOL II                                                                107,969.30

18.  (A) THE WEIGHTED AVERAGE MATURITY
           POOL I                                                                    277.982
           POOL II                                                                   350.615

     (B) THE WEIGHTED AVERAGE MORTGAGE
      INTEREST RATE
           POOL I                                                                     10.583%
           POOL II                                                                    10.066%

19.  (A) SERVICING FEE FOR THE RELATED DUE PERIOD
            POOL I                                                                                                101,363.71
            POOL II                                                                                                65,529.68

     (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
            POOL I                                                                                                101,363.71
            POOL II                                                                                                65,529.68

     (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
            POOL I                                                                                                 30,644.57
            POOL II                                                                                                 4,036.84

     (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
            POOL I                                                                                                 45,020.00
            POOL II                                                                                                30,097.00

     (E) TRUST ADMINISTRATOR FEE
            POOL I                                                                                                  3,478.87
            POOL II                                                                                                 3,009.74

20.  AMOUNT OF  PAYMENTS  AND  REIMBURSEMENTS  TO THE                                  POOL I                        POOL II
     SERVICERS PURSUANT TO:
         (A) SECTION 4.04 (b)                                                                  0.00                     0.00
         (B) SECTION 4.04 (c)                                                                  0.00                     0.00
         (C) SECTION 4.04 (d)(ii)                                                              0.00                     0.00
         (D) SECTION 4.04 (e)                                                                  0.00                     0.00
         (E) SECTION 4.04 (f)(i)                                                         202,727.42               131,059.36

21.  CLASS AF-1 POOL FACTOR (I-5):
     CURRENT CLASS AF-1 PRINCIPAL BALANCE                                            360,845,000.00               0.89930218
     ORIGINAL CLASS AF-1 PRINCIPAL BALANCE                                           401,250,000.00

     CLASS AF-2 POOL FACTOR (I-5):
     CURRENT CLASS AF-2 PRINCIPAL BALANCE                                            120,279,000.00               0.89928224
     ORIGINAL CLASS AF-2 PRINCIPAL BALANCE                                           133,750,000.00

     POOL I FACTOR:
     CURRENT POOL I PRINCIPAL BALANCE                                                481,124,000.00               0.89929720
     ORIGINAL POOL I PRINCIPAL BALANCE                                               535,000,000.00

     CLASS AV (POOL II) FACTOR:
     CURRENT CLASS AV PRINCIPAL BALANCE                                              320,575,000.00               0.89048611
     ORIGINAL CLASS AV PRINCIPAL BALANCE                                             360,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                                                                     10.583%
           POOL II                                                                                                    10.066%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
           POOL I                                                                                                      9.712%
           POOL II                                                                                                     9.441%

     (C) WEIGHTED AVERAGE CLASS AF-1AND CLASS AF-2,                                                                    5.320%

         CLASS AV ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                               5.311%

                                                                           --------------------------------------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                       03/31/99                 04/30/99
                                                                           --------------------------------------------------------
         POOL I                                                                              10.588%                  10.583%
         POOL II                                                                             10.069%                  10.066%

23.  CLASS AF-1  REMITTANCE RATE                                                            5.19625%
     CLASS AF-2 REMITTANCE RATE                                                              4.9500%
     CLASS AV REMITTANCE RTATE                                                              5.18625%

     IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
     LIBOR PLUS MARGIN OR AUCTION RATE FOR CLASS AH-1                                           N/A
                                              CLASS AH-2                                        N/A
                                              CLASS AV                                          N/A

24.  LIBOR RATE                                                                             4.92625%
     AUCTION RATE                                                                           4.95000%

25.  CLASS AF-1 NET FUNDS CAP                                                                9.4653%
         CLASS AF-2 NET FUNDS CAP                                                            9.2167%
         CLASS AV NET FUNDS CAP                                                              8.9442%

26.  CLASS AV CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                                     0.00

27.  (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
     INTEREST CARRYOVER                                                                        0.00
     (B) LIBOR INTEREST CARRYOVER BALANCE                                                      0.00

28.  (A) SUPPLEMENTAL INTEREST AMOUNT                                                          0.00

     (B) SUPPLEMENTAL INTEREST PAYMENT                                                         0.00

     (C) SUPPLEMENTAL INTEREST EXCESS                                                          0.00

29.  SPREAD BALANCE

30.  SPECIFIED SPREAD ACCOUNT REQUIREMENT
          POOL I                                                                      20,062,500.00
          POOL II                                                                     20,880,000.00

31. AMOUNT TO BE DEPOSITED INTO THE SPREAD ACCOUNT
          POOL I                                                                       1,539,213.29
          POOL II                                                                        859,167.89

                             EXHIBIT O  (POOL I)

                  REMIC DELINQUENCIES AS OF - APRIL 30, 1999

REMIC           OUTSTANDING         #
SERIES          DOLLARS             ACCOUNTS          RANGES                     AMOUNT                NO              PCT
 1998-C-I          $481,129,800.51        9,486        1 TO 29 DAYS          36,787,993.09            790            7.65%
                                                      30 TO 59 DAYS           7,159,977.84            135            1.49%
                                                      60 TO 89 DAYS           1,466,169.07             29            0.30%
                                                      90 AND OVER             1,825,190.58             36            0.38%

                                                      FORECLOSURE             8,724,465.60            158            1.81%
                                                      REO PROPERTY              107,425.09              3            0.02%



                                                      TOTALS                $56,071,221.27          1,151           11.65%
                                                                    ========================================================


                             EXHIBIT O (POOL II)

                  REMIC DELINQUENCIES AS OF - APRIL 30, 1999
REMIC           OUTSTANDING         #
SERIES          DOLLARS             ACCOUNTS          RANGES                     AMOUNT                NO              PCT
 1998-C-II         $320,578,306.25        3,821        1 TO 29 DAYS          24,524,354.98            300            7.65%
                                                      30 TO 59 DAYS           5,748,062.87             72            1.79%
                                                      60 TO 89 DAYS           1,743,597.02             19            0.54%
                                                      90 AND OVER             1,033,954.76             14            0.32%

                                                      FORECLOSURE             9,997,345.84            116            3.12%
                                                      REO PROPERTY              143,100.00              1            0.04%



                                                      TOTALS                $43,190,415.47            522           13.47%
                                                                    ========================================================

1998-C

The following additional information, presented in dollars, pursuant to Secton
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                                                               POOL I

SUBCLAUSE            CLASS AF-1            CLASS AF-2              CLASS AV
--------------------------------------------------------------------------------
(ii)                        918.01                917.99                  912.03

(vi)                         15.37                 15.37                   18.29

(vii)                         1.73                  1.73                    2.57

(viii)                        1.33                  1.33                    0.45

(xiii)     (a)                4.24                  4.04                    4.20
           (b)               18.70                 18.71                   21.55
           (c)                0.00                  0.00                    0.00
           (d)                0.00                  0.00                    0.00

(xv)                        899.30                899.28                  890.49

(xxxvi)                       0.00                  0.00                    0.00